UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 14, 2026
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231-3380 (833) 883-0162

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Energy Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION:
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01. Other Events

On July 14, 2026, Constellation Energy Corporation (the Company) learned the results of the PJM capacity auction for the 2028-2029 planning year. Each of the Company's power plants located in the PJM market cleared in the auction. Capacity revenues for nuclear units are included in the gross receipts calculation for the Production Tax Credit. The auction results take effect June 1, 2028.

The table below lists the Company's cleared capacity volumes for the 2028-2029 capacity auction by zone. Cleared capacity volumes for generation assets held for sale are excluded.

Cleared Volumes at Ownership	Capacity Performance
	MW	Price
COMED
Nuclear	9,800	$325
Fossil/Others	400	325
Sub Total	10,200

EMAAC
Nuclear	4,325	$325
Fossil/Others	2,225	325
Sub Total	6,550

MAAC
Nuclear	1,575	$325
Fossil/Others	150	325
Sub Total	1,725

BGE
Nuclear	—	$325
Fossil/Others	375	325
Sub Total	375

RTO
Nuclear	—	$325
Fossil/Others	25	325
Sub Total	25

PJM Portfolio
Nuclear	15,700
Fossil/Others	3,175
Grand Total	18,875

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Constellation Energy Corporation and Constellation Energy Generation, LLC (collectively, the Registrants). Information contained herein relating to one of the Registrants has been furnished by the Registrant on its own behalf. Neither Registrant makes any representation as to information relating to the other Registrant.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein as well as the items discussed in (1) the Registrants' combined 2025 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18 — Commitments and Contingencies; (2) the Registrants' First Quarter 2026 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 15 — Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report on Form 8-K. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Shane P. Smith
Shane P. Smith
Executive Vice President and Chief Financial Officer
Constellation Energy Corporation

CONSTELLATION ENERGY GENERATION, LLC

/s/ Shane P. Smith
Shane P. Smith
Executive Vice President and Chief Financial Officer
Constellation Energy Generation, LLC

July 14, 2026